                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ Benjamin S. Carson, Sr.
                                               ---------------------------------
                                               Benjamin S. Carson, Sr.



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ John T. Dillon
                                               ---------------------------------
                                               John T. Dillon



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ Claudio X. Gonzalez
                                               ---------------------------------
                                               Claudio X. Gonzalez



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ Gordon Gund
                                               ---------------------------------
                                               Gordon Gund



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ Dorothy A. Johnson
                                               ---------------------------------
                                               Dorothy A. Johnson



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ L. Daniel Jorndt
                                               ---------------------------------
                                               L. Daniel Jorndt



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                 /s/ Ann McLaughlin Korologos
                                               ---------------------------------
                                               Ann McLaughlin Korologos



Dated: March 10, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ William D. Perez
                                               ---------------------------------
                                               William D. Perez



Dated: March 8, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ William C. Richardson
                                               ---------------------------------
                                               William C. Richardson.



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ John L. Zabriskie
                                               ---------------------------------
                                               John L. Zabriskie



Dated:  February 18, 2005.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended January 1, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

        Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                   s/ A. D. David Mackay
                                               ---------------------------------
                                               A. D. David Mackay



Dated:  February 18, 2005.